                                  EXHIBIT 99.4

[Graphics omitted]



                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-A        BALANCE: 1,777,178
FRIEDMAN BILLINGS RAMSEY          12 RECORDS


                                                                                            WEIGHTED
                                                                        WEIGHTED             AVERAGE
                                                             WEIGHTED    AVERAGE                CLTV
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                               # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
CURRENT PRINCIPAL BALANCE($)  LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
50,000.01 -- 100,000.00           1     64,800.00      3.65     6.990        359     80.00    100.00       653
100,000.01 -- 150,000.00          8  1,028,073.63     57.85     5.800        358     79.94     99.92       666
150,000.01 -- 200,000.00          2    367,078.56     20.66     6.044        357     80.00    100.00       706
300,000.01 -- 350,000.00          1    317,225.39     17.85     5.380        356     80.00     90.00       650
                              -----  ------------  --------  --------  ---------  --------  --------  --------

TOTAL:                           12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Min: $64,800.00
Max: $317,225.39
Average: $148,098.13

                                                                                            WEIGHTED
                                                                        WEIGHTED             AVERAGE
                                                             WEIGHTED    AVERAGE                CLTV
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                               # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
CURRENT GROSS RATE            LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
4.500 -- 4.999                    1    127,352.00      7.17     4.750        355     80.00    100.00       675
5.000 -- 5.499                    2    458,427.82     25.80     5.380        357     80.00     93.08       671
5.500 -- 5.999                    5    663,137.33     37.31     5.687        357     80.00    100.00       682
6.500 -- 6.999                    4    528,260.43     29.72     6.623        358     79.88     99.85       656
                              -----  ------------  --------  --------  ---------  --------  --------  --------

TOTAL:                           12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Min: 4.750
Max: 6.990
Weighted Average: 5.819

                                                                                            WEIGHTED
                                                                        WEIGHTED             AVERAGE
                                                             WEIGHTED    AVERAGE                CLTV
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                               # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
FICO                          LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------

625 -- 649                       3    373,234.25     21.00     6.106        358     79.83     99.79       641
650 -- 674                       5    835,871.53     47.03     6.003        357     80.00     96.20       657
675 -- 699                       2    259,610.00     14.61     5.259        357     80.00    100.00       680
700 >=                           2    308,461.80     17.36     5.445        356     80.00    100.00       740
                             -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                          12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                             -----  ------------  --------  --------  ---------  --------  --------  --------

Min: 625
Max: 758
NZ Weighted Average: 671

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 1,777,178
FRIEDMAN BILLINGS RAMSEY          12 RECORDS

                                                                                              WEIGHTED
                                                                          WEIGHTED             AVERAGE
                                                               WEIGHTED    AVERAGE                CLTV
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                                 # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
ORIGINAL LTV                    LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
------------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
75.00 -- 79.99                      1    132,685.66      7.47     6.750        358     79.52     99.40       646
80.00 -- 80.00                     11  1,644,491.92     92.53     5.744        357     80.00     98.07       673
                                -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                             12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                                -----  ------------  --------  --------  ---------  --------  --------  --------

Min:79.52
Max:80.00
Weighted Average:79.96
% > 80: 0.00
% > 90: 0.00
% > 95: 0.00

                                                                                              WEIGHTED
                                                                          WEIGHTED             AVERAGE
                                                               WEIGHTED    AVERAGE                CLTV
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                                 # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
ORIGINAL TERM (MONTHS)          LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
------------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
360                                12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                                -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                             12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                                -----  ------------  --------  --------  ---------  --------  --------  --------

Min: 360
Max: 360
Weighted Average: 360

                                                                                              WEIGHTED
                                                                          WEIGHTED             AVERAGE
                                                               WEIGHTED    AVERAGE                CLTV
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                                 # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
STATED REMAINING TERM (MONTHS)  LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
------------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
301 -- 360                         12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                                -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                             12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                                -----  ------------  --------  --------  ---------  --------  --------  --------

Min: 355
Max: 359
Weighted Average: 357

                                                                                              WEIGHTED
                                                                          WEIGHTED             AVERAGE
                                                               WEIGHTED    AVERAGE                CLTV
                                            CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
FRM                             # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
ARM                            LOANS        BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
------------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
Adjustable                          8  1,248,917.15     70.28     5.479        357     80.00     97.46       678
Fixed                               4    528,260.43     29.72     6.623        358     79.88     99.85       656
                                -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                             12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                                -----  ------------  --------  --------  ---------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 1,777,178
FRIEDMAN BILLINGS RAMSEY          12 RECORDS

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                        # OF      PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
PRODUCT                 LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
ARM 2/28                    8  1,248,917.15     70.28     5.479        357     80.00     97.46       678
Fixed 30 yr                 4    528,260.43     29.72     6.623        358     79.88     99.85       656
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
PREPAYMENT PENALTY       # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
ORIGINAL TERM (MONTHS)  LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------

0                           4    455,879.94     25.65     6.142        358     80.00    100.00       662
12                          1    141,202.43      7.95     5.380        358     80.00    100.00       719
24                          5    847,590.36     47.69     5.412        356     80.00     96.26       674
36                          2    332,504.85     18.71     6.600        359     79.81     99.76       656
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Loans with Penalty: 74.35

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                         # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
LIEN                    LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------

First Lien                 12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                         # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
DOCUMENTATION TYPE      LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------

Full Doc                   11  1,644,919.58     92.56     5.824        357     79.96     98.02       670
Alt Doc                     1    132,258.00      7.44     5.750        358     80.00    100.00       684
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                         # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
LOAN PURPOSE            LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------

Cashout Refinance           7  1,076,420.12     60.57     5.946        358     80.00     97.05       652
Purchase                    4    568,071.80     31.96     5.360        356     80.00    100.00       712
Rate/Term Refinance         1    132,685.66      7.47     6.750        358     79.52     99.40       646
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 1,777,178
FRIEDMAN BILLINGS RAMSEY          12 RECORDS

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                         # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
PROPERTY TYPE           LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
Single Family Detached     11  1,654,106.21     93.07     5.824        357     79.96     98.03       672
Townhouse                   1    123,071.37      6.93     5.750        358     80.00    100.00       665
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                         # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
OCCUPANCY TYPE          LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
Owner-Occupied              9  1,341,363.78     75.48     6.006        358     79.95     97.58       655
Second Home                 3    435,813.80     24.52     5.242        356     80.00    100.00       721
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                         # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
STATE                   LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
North Carolina              3    324,924.36     18.28     5.997        358     80.00    100.00       664
Connecticut                 1    317,225.39     17.85     5.380        356     80.00     90.00       650
Arizona                     2    294,611.37     16.58     5.176        355     80.00    100.00       722
Oregon                      1    199,819.19     11.24     6.500        359     80.00    100.00       662
Florida                     1    141,202.43      7.95     5.380        358     80.00    100.00       719
Pennsylvania                1    132,685.66      7.47     6.750        358     79.52     99.40       646
Georgia                     1    130,955.58      7.37     6.500        357     80.00    100.00       658
Delaware                    1    123,071.37      6.93     5.750        358     80.00    100.00       665
Virginia                    1    112,682.23      6.34     5.750        358     80.00    100.00       625
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                     12  1,777,177.58    100.00     5.819        357     79.96     98.17       671
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Top 3 Zip Code: 6479(17.84995%),97009(11.24363%),86326(9.41152%)
Number of States: 9

                                                                                      WEIGHTED
                                                                  WEIGHTED             AVERAGE
                                                       WEIGHTED    AVERAGE                CLTV
                                    CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                         # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
GROSS MARGIN            LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
6.500 -- 6.999              8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                      8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                        -----  ------------  --------  --------  ---------  --------  --------  --------

Min (>0): 6.500
Max: 6.500
Weighted Average (>0): 6.500


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 1,777,178
FRIEDMAN BILLINGS RAMSEY          12 RECORDS

                                                                                            WEIGHTED
                                                                        WEIGHTED             AVERAGE
                                                             WEIGHTED    AVERAGE                CLTV
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                               # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
MINIMUM INTEREST RATE         LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
4.500 -- 4.999                    1    127,352.00     10.20     4.750        355     80.00    100.00       675
5.000 -- 5.499                    2    458,427.82     36.71     5.380        357     80.00     93.08       671
5.500 -- 5.999                    5    663,137.33     53.10     5.687        357     80.00    100.00       682
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                            8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Min (>0): 4.750
Max: 5.750
Weighted Average (>0): 5.479

                                                                                            WEIGHTED
                                                                        WEIGHTED             AVERAGE
                                                             WEIGHTED    AVERAGE                CLTV
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                               # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
MAXIMUM INTEREST RATE         LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
10.500 -- 10.999                  1    127,352.00     10.20     4.750        355     80.00    100.00       675
11.000 -- 11.499                  2    458,427.82     36.71     5.380        357     80.00     93.08       671
11.500 -- 11.999                  5    663,137.33     53.10     5.687        357     80.00    100.00       682
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                            8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Min (>0): 10.750
Max: 11.750
Weighted Average (>0): 11.479

                                                                                            WEIGHTED
                                                                        WEIGHTED             AVERAGE
                                                             WEIGHTED    AVERAGE                CLTV
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                               # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
INITIAL PERIODIC RATE CAP     LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
3.000                             8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                            8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Min (>0): 3.000
Max: 3.000
Weighted Average (>0): 3.000

                                                                                            WEIGHTED
                                                                        WEIGHTED             AVERAGE
                                                             WEIGHTED    AVERAGE                CLTV
                                          CURRENT    PCT BY   AVERAGE     STATED  WEIGHTED     INCL.  WEIGHTED
                               # OF     PRINCIPAL      CURR     GROSS  REMAINING   AVERAGE    SILENT   AVERAGE
SUBSEQUENT PERIODIC RATE CAP  LOANS       BALANCE  PRIN BAL    COUPON       TERM  ORIG LTV   SECONDS      FICO
----------------------------  -----  ------------  --------  --------  ---------  --------  --------  --------
1.500                             8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Total:                            8  1,248,917.15    100.00     5.479        357     80.00     97.46       678
                              -----  ------------  --------  --------  ---------  --------  --------  --------

Min (>0): 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.